UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
washington, d.c. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 31, 2009

_______________________

CRYOLIFE, INC.
(Exact name of registrant as specified in its charter)
_________________________

Florida	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W., Kennesaw, Georgia  30144
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (770) 419-3355

_____________________________________________________________
(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5   Corporate Governance and Management

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2009, CryoLife, Inc. (the “Company”) and Steven G. Anderson, the Company’s Chairman of the Board of Directors, President and Chief Executive Officer, amended Mr. Anderson’s Second Amended and Restated Employment Agreement, as amended (the “Agreement”).  The amendment removed Section 9(b) of the Agreement, which provided that any severance payments made to Mr. Anderson would be limited to the equivalent of his salary paid during the last three completed fiscal years, including bonuses and guaranteed benefits, and that any gross-up payment made to Mr. Anderson would be reduced in order to comply with this provision.  The Agreement required the Company to remove this provision as soon as practicable after November 3, 2009, the date of the expiration of the stipulation of settlement entered into by the Company in 2005 in connection with shareholder derivative litigation, and to remove a similar provision in the Company’s Bylaws, discussed below.

The other material terms of the Agreement remain unchanged.  A description of these terms is contained in the Company’s Current Reports on Forms 8-K filed August 1, 2007 and November 3, 2009, both of which are incorporated by reference herein.

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 31, 2009, the Company’s Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee, amended the Bylaws of the Company, effective December 31, 2009.  As referenced above, the amendment removed a provision that required that any severance payments made to any officer at the Vice President level or higher would be limited to the equivalent of such officer’s salary paid during the last three completed calendar years, including bonuses and guaranteed benefits.

The amended and restated Bylaws of the Company are attached as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Section 9   Financial Statements and Exhibits.

Item 9.01            Exhibits.

(a) Financial Statements.
Not applicable.

(b) Pro Forma Financial Information.
Not applicable.

(c) Shell Company Transactions.
Not applicable.

(d) Exhibits.

Exhibit Number	Description

3.1	Bylaws of CryoLife, Inc., as amended and restated on
December 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOLIFE, INC.

Date: January 6, 2010	By: /s/ D. A. Lee
Name: D. Ashley Lee
Title: Executive Vice President, Chief
Operating Officer and Chief
Financial Officer